Ocean Biomedical
Company Overview

October 2022



Disclaimer

This presentation, prepared by Ocean Biomedical, Inc. (“Ocean” or the “Company”), is solely for informational purposes and is strictly confidential. The forwarding of such information to third parties is prohibited unless Ocean Biomedical has granted express permission to do so.

This presentation contains estimates and other information concerning Ocean Biomedical’s industry that are based on third party reports. This information involves a number of assumptions and limitations, and Ocean Biomedical has not independently verified the accuracy or completeness of the information.

The Company has filed a registration statement (including a preliminary prospectus) on Form S-1 with the Securities and Exchange Commission (the "SEC") related to a planned public offering of its shares. The registration statement has not yet become effective. This presentation is not an offer to sell any securities of the Company, and the Company may not sell any securities, nor can it accept offers to buy any securities, prior to the time the registration statement becomes effective. Before even considering an investment, any prospective investor should read the preliminary prospectus in that registration statement and the other documents the Company has filed with the SEC for more complete information about the Company and its proposed public offering. These documents can be obtained for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies of the preliminary prospectus may be obtained from Roth Capital Partners or from Jones Trading.

Certain statements contained in this document that are not historical facts may be considered forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “predict,” “ambitioned,” “should” and “will” and similar expressions as they relate to Ocean Biomedical including its subsidiaries are intended to identify such forward-looking statements. Neither Ocean Biomedical nor any advisor of Ocean Biomedical undertakes any obligation to publicly update or revise any forward-looking statements. All forward-looking statements are subject to various risks and uncertainties that may cause actual results to differ materially from expectations. Ocean Biomedical is providing this information as of the date of this presentation and does not undertake any obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. Readers are advised not to rely unduly on these forward-looking statements, which refer only to the relevant dates.

No warranty of any kind, implied, expressed or statutory, is given in conjunction with the information set forth herein. The Company makes no representations or warranties, express or implied, as to the accuracy or completeness of any information, statements and estimates presented herein. Neither the SEC nor the Securities Regulatory Authority of any state, foreign or other jurisdiction has passed upon the accuracy or adequacy of this presentation.

Under no circumstances may a copy, in any format, be shown, reproduced, transmitted, or otherwise provided to any person other than the authorized recipients. By accepting this Presentation, the recipient acknowledges that the Company considers this Presentation and all information contained herein to include confidential, sensitive and proprietary information and agrees that it shall use reasonable precautions to keep this Presentation and all information contained herein confidential and shall not use any such information for any purpose other than to consider its potential interest in investing in the Company in the future and for no other purpose.

About Aesther Healthcare Acquisition Corp.

About Aesther Healthcare Acquisition Corp.

- Aesther Healthcare is a serial special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses

- Public/private market investing experience and operational knowledge to bring real added value benefits to the target, including strong access to transformative technologies
- Ability to step into management roles and/or operational support, if needed

- Team with a diverse background able to source, evaluate and transact with potential targets
- Substantial experience investing in as well as operating businesses in multiple sectors
- Significant long-term track record in creatively structuring transactions to unlock and maximize value

Management Team



Suren Ajjarapu

- 25+ years of experience in growing novel technology-based companies
- CEO of TRxADE Health, Inc. (Nasdaq: MEDS)
- Director of OceanTech Acquisitions I Corp. (Nasdaq: OTECU)



Howard Doss

- Long career as a financial executive and accountant
- Previously CFO of TRxADE Health, Inc. (Nasdaq: MEDS)
- Previously CFO of Sansur Renewable Energy

Transaction Overview

Key Transaction Highlights

- Aesther Healthcare Acquisition Corp. ("AEHA") has agreed to acquire Ocean Biomedical, Inc. ("OCEA") at a purchase price of approximately $240M
- The proposed transaction structure includes access to backstops totaling $80M
- AEHA and OCEA can additionally access up to $75M through a common stock purchase agreement announced Sep 8, 2022
- Expected transaction close is Q4 2022

Pro Forma Ownership[1]



OCEA Shareholders
AEHA Shareholders
AEHA Sponsor
Underwriter Shares
Backstop Investors
0.3%
12.2%
8.0%
6.4%
73.1%

Illustrative Sources & Uses

Sources	
AEHA Cash in Trust[2]	$21,420,000
OCEA Rollover Equity	240,000,000
Backstop Financing	40,000,000
Total	**$301,420,000**

Uses	
Cash to Balance Sheet[3]	$52,870,000
OCEA Rollover Equity	240,000,000
Transaction Expenses[4]	8,550,000
Total	**$301,420,000**

Valuation Summary

Implied Pro Forma Equity Value	$306,861,000
Plus: Net Debt[3]	(42,970,000)
Implied Pro Forma Enterprise Value	**$263,891,000**

(1) Pro Forma ownership on a non-fully diluted basis at $10.00/share
(2) AEHA Cash In Trust assumes 80% redemptions by AEHA shareholders
(3) Cash to Balance Sheet (Net Debt) assumes $21.4M AEHA Cash in Trust plus $30.0M Backstop less $8.5M Transaction Expenses
(4) Transaction Expenses include Deferred IPO Underwriting Fee, Backstop placement fee and an estimated $5.0M in Other Transaction Expenses

Ocean Biomedical unlocks inventions from top research institutions to continually fuel its growth engine

1. **Innovative business model** bridges the 'bench-to-bedside' gap by accelerating the commercialization of innovative assets contained within research universities and medical centers

2. **Initial core portfolio in oncology, fibrosis, and infectious disease, all based on new target discoveries** enabling first-in-class drug and vaccine candidates – developed through past and on-going grants totaling $123.9 million

3. **Experienced management team** has demonstrated scientific, clinical and commercial expertise at the highest levels of the biopharma industry

4. **Diversified pipeline** with multiple shots-on-goal across varying indications – built from relationships with leading research institutions

5. **Potential to leverage our core portfolio** into adjacent diseases with similar biological pathways – plus existing and new relationships with research institutions

Management team and advisors with deep experience in drug development, pharma strategy, innovation management, and breakthrough science



Elizabeth Ng
CEO, Director

Proven biotechnology strategic leader

Bioelectric Devices, BioMarin Pharmaceutical, Merck & Co, Gilead Sciences, Strategic Decisions Group

MBA Stanford, BS Massachusetts Institute of Technology



Dr. Jack A. Elias
Co-Founder, Chair of SAB

Dean of Medicine, Brown University

Chief of Pulmonary & Critical Care, and Chairman of the Department of Medicine, Yale University

Member, National Academy of Medicine, past President American Association of Physicians

MD and BA University of Pennsylvania



Dr. Jonathan Kurtis
Co-Founder, Director

Internationally recognized expert in infectious disease; Director, Center for International Health Research

Chair, Dept. of Pathology and Lab Medicine, and Director, MD/PhD program, Brown University

MD, PhD, and BS Brown University



Dr. Chirinjeev Kathuria
Co-Founder, Executive Chair

Entrepreneur and Inventor

UpHealth, New Generation Power Intl., Mircorp, Nighthawk Radiology Holdings, X-Stream Networks

MBA Stanford, BS and MD Brown University



Gurinder Kalra
CFO

Finance leader with a proven track record

Morgan Stanley, Bear Stearns, Crosslink LLC

MBA Harvard, BS / BA Brown University



Daniel Behr
EVP of Academic Partnerships

Entrepreneur, venture investor, tech transfer expert

Rediscovery Life Sciences, Access BridgeGap Ventures, Brown, Harvard, Bain & Co.

MBA Harvard, BS Georgia Institute of Technology

Independent directors and advisors bring a wealth of experiences in corporate governance, science, and clinical development

Independent Directors



Martin Angle

Deputy Chairman and Senior Independent Director of Spire Healthcare and Gulf Keystone Petroleum,

Executive career at S.G. Warburg & Co, Morgan Stanley, Dresdner Kleinwort, TI Group plc, Terra Firma Capital Partners

B. Sc. University of Warwick



Dr. Michelle Berrey

President R&D and CMO, Intercept; past President, CEO, & CMO, Chimerix, and CMO, Pharmasset Inc (GSK); Director at Planned Parenthood Federation of America; SAB at ViiV/GSK; NC Biotech Center Board

Sr. Fellow, ID Medicine, U. of Washington

M.D. College of Georgia, M.P.H., B.A. Emory University



Governor Bill Owens

Director & Chair of Corp. Gov. Committee, Federal Signal Corp.; Board Chair, Credit Bank of Moscow

Former Director at High Point Resources Corp, Key Energy Services, Cloud Peak Energy.

Governor of Colorado, from 1999-2007

M.P.A. University of Texas, B.S. Austin State University



Jerome Ringo

Goodwill Ambassador, Trade and Investment, Pan-African Parliament

Founder and Chairman of Zoetic Global (breakthrough energy technologies for African developing nations

Director, Environmental Defense Fund 2018-2020

Led National Wildlife Federation and Apollo Alliance

Scientific Advisory Board



Dr. Wafik El-Deiry

Discovered a p53 target gene kinase inhibitor that bears his name: WAF1

Associate Dean for Oncologic Sciences, Brown Medical School

Medical Oncologist, RI Hospital

M.D. and Ph.D. University of Miami



Dr. Erol Fikrig

Developer of the first vaccine against Lyme disease

Section Chief for Infectious Diseases, Yale University School of Medicine

Howard Hughes Medical Institute investigator

M.D. Cornell



Dr. Roy Herbst

Nationally recognized leader in lung cancer

Chief of Medical Oncology, Yale Cancer Center

Chief of Thoracic Medical Oncology, M.D. Anderson Cancer Center

M.D. Cornell, Ph.D. Rockefeller University; fellowship at Dana Farber Cancer Institute



Dr. William H. Koster

SVP Drug Discovery, Bristol Myers Squibb

CEO and Director, Neurogen Corp

Chairman, eXithera, OcuTerra; Director Cadus, Cadent, Elicio

Ph.D. Tufts University

Drug Development Advisors



Jackie Ernst – Drug Development

Leader in commercial development and branding of pharmaceuticals

PPD (now Thermo Fisher Scientific, GSK, Ciba-Geigy Pharmaceuticals

MBA Stanford, B.S. University of Virginia



Dr. Jane Halpern – Regulatory

Leader of pharmaceutical regulatory affairs in government and industry

NIAID, NIH, Novavax, Genocea, Glaxosmithkline, ID Biomedical Corp

PhD University of Rochester, B.S. UC Davis



Dr. Jeff Tepper – Preclinical Safety

Entrepreneur, consultant, expert in drug safety

Teppertox Nonclinical Consulting, Catalyst Biosciences, Aerovance, Bayer, Genentech

PhD and MS University of Rochester, B.S. University of Maryland

Ocean Biomedical is not 1 company but rather 3 companies in one – plus our business model ensures continual growth

OCEAN BIOMEDICAL

Parent Operating Company
- Sub co. oversight
- Operational efficiency
- Nimble drug development

	Competitive Advantages*	Current Indications & Drug Candidates*	Growth Potential*
Oncology Sub Co.	• Novel biological targets with strong and broad patent positions • Targets are 'master-switches' of disease and thus likely to work for broader patient populations	• NSLC – mAb • NSLC – bi-specific • GBM – bi-specific	Additional lung cancer indications plus other visceral cancers (liver, breast, kidney, pancreas)
Fibrosis Sub Co.		• IPF – small mol. • HBS – small mol.	Other fibrotic diseases (scleroderma, NASH, alcoholic liver disease)
Infectious Disease Sub Co.		• Malaria – vaccines • Malaria - mAb	Other infectious diseases (TB, the next pandemic virus, etc.)

PLUS: Continual growth via new subsidiary companies based on new programs acquired from existing and new relationships with universities, medical centers, and their researchers with whom Ocean is positioned as the 'partner of choice'

*Based on Ocean Biomedical's business plans, market analyses, and data from peer-reviewed and published in-vitro and in-vivo studies

Opportunity: bridge the ‘bench-to-bedside’ gap by turning biomedical inventions from research institutions into products for unmet needs



OCEAN BIOMEDICAL
Bench
(Lab)
Inventions
IND Enablement
Clinical Development
FDA Approval
Commercial Launch
Bedside
(Market)
Products

26,000/year invention disclosures*

$71B/year research expenditures*

Few cross the gap and reach the market *

Patients with unmet medical needs

Pharma companies with dry pipelines

Driven by the goal of getting drugs to patients;
Working with leading experts to accelerate the development of innovative therapeutics and provide new models for academic partnerships

* AUTM data.

Our business model and strategy are designed to benefit patients and efficiently create value for our stakeholders and partners

Access to innovations from research universities and medical centers…

- Equity in program subsidiaries* (10% to inventors, 10% to institution)
- Participation in ongoing development

Value Advantage:

- Continuous flow of inventions & technologies to fuel our growth

OCEAN BIOMEDICAL

Parent Operating Company

(to be publicly listed – NASDAQ:OCEA)

Portfolio oversight and operational efficiency for enhanced candidate development

Wholly Owned Subsidiary Companies

- Oncology Company; Fibrosis Company (Licensed from Brown)
- Infectious Disease Company (Licensed from RI Hospital)
- ….. Future Companies (Licensed from existing & new universities and medical centers)

Portfolio diversification to optimize value creation and to mitigate risk

Optimized commercialization pathways…

- Internal development all the way to market
- Spin-outs / IPOs
- Partnerships with biopharma

Value Advantage:

- Maximize patient benefit and economic value

* Applies to designated future subsidiaries dedicated to specific programs to be in-licensed.

Approach: designed to make Ocean the ‘partner of choice’ for universities, medical centers and their researchers

Typical Options for Institutions/ Researchers	Challenges	Ocean Differentiation
License to pharma	— Pharma prefers later-stage assets — Economic upside is limited — Upside only if ultimate product is based on licensed IP (It often is not)	✓ Development-stage agnostic ✓ Inventors and their institutions get equity upside via 20% share* ✓ Inventors get to stay involved
Launch a startup	— Requires a dedicated team — Raising funds is difficult — Progressive dilution erodes economics — Time consuming	✓ Avoid hassles of starting a company ✓ Less dilution ✓ Fast
Incubate / Accelerate	— Available at only a few institutions — Often academically focused and will not advance commercial readiness — Slow	✓ Appropriately scaled ✓ Commercially minded ✓ Designed for Efficiency

* Applies to designated future subsidiaries dedicated to specific programs to be in-licensed.

Ocean's initial portfolio addresses high-value and high-impact indications

Our main programs in oncology, fibrosis, and infectious diseases are *all nearing IND application*, are licensed from Brown University and RI Hospital, and have been developed through past and on-going grants totaling $123.9M.



Oncology
Chi3L1
(Chitinase-3-Like 1)

Innovation:
New master-switch biological target for most visceral cancers

Humanized monoclonal and bi-specific antibodies with promising activity

Lead Indications:
NSCLC (non-small cell lung cancer) – still a major unmet need

GBM (glioblastoma multiforme, commonly known as brain cancer) – no cure available



Fibrosis
Chi1
(Chitinase 1)

Innovation:
Novel target related to that in oncology

A **well-tolerated small molecule** shows promising potential against multiple fibrotic diseases

Lead Indications:
IPF (idiopathic pulmonary fibrosis) – current treatments are sub-optimal

HPS (Hermansky-Pudlak syndrome – a rare orphan disease) – no approved drugs



Infectious Diseases
PfGARP,
PfSEA-1

Innovation:
New targets identified via proprietary discovery platform (**'Whole-Proteome Differential Screening**)

Malaria **vaccine & therapeutics** with potential for robust clinical activity

Lead Indication:
Malaria affects billions of people, is the single biggest killer of children under 5 – current treatments are sub-optimal (including the recently hyped Mosquirix) or losing the battle to resistance.

Ocean's current pipeline presents multiple 'shots on goal'

Pipeline leverages research university/medical center partnerships to bring diverse and innovative candidates through preclinical studies

Innovations from Brown University and RI Hospital

Franchise	Candidate	Drug Type	Biological Targets	Indication	Estimated Patient Population	IND Filing Target	Pre-IND	IND Enabling	IND Filed	Phase 1	Phase 2	Phase 3
Oncology	OCX-253	mAb	Chi3l1	NSCLC	460K US 595K EU5	H2'23						
	OCX-410	Bispecific mAb	Chi3l1+PD-1	NSCLC		H2'23						
	OCX-909	Bispecific mAb	Chi3l1+CTLA-4	GBM	28K US	H1'24						
Fibrosis	OCF-203	Small Molecule	Chit1	IPF	160K US 64K EU	H2'23						
				HPS	1.8K U.S.	H2'23						
Infectious Disease	ODA-570	Vaccine	PfSEA-1 & PfGARP	Malaria Prophylaxis	3.4B at risk WW 200M infected WW149M travel WW	H2'23						
	ODA-611	mAb	PfGARP	Malaria Therapeutic	200M WW	H1'24						
	ODA-579	Small Molecule				H1'24						

Ocean has core expertise/capabilities and leverages external resources

OCEAN BIOMEDICAL

Core operating team skilled at selecting assets and driving them through development

+

External capabilities & capacity to accelerate development of multiple programs

Drug Development Advisors

- Jackie Ernst – Drug Development (PPD, gsk)
- Dr. Jeff Tepper – Preclinical Safety (Bayer, Genentech)
- Dr. Jane Halpern – Regulatory (NIH, Novavax)

Execution Advisory Services

AliraHealth

Joint Ventures

TBD

CROs / CMOs

Lonza

WuXi AppTec

We use a disciplined criteria-driven process to identify, assess and select new programs and indications – and to continually review existing ones

Science

Scientific Rationale / Model Predictability:

- *Does it make scientific sense?*

Unmet Need:

- *Will it profoundly benefit patients?*

Cross-functional Opportunity Assessment Committee (OAC)

R&D | **Marketing** | **Finance** | **IP / Legal** | **BD**

Structured screening and portfolio management process and tools

Pre-screening → **Evaluation & scoring** → **Business case generation** → **Selection** → **Continuous re-evaluation**

Development

Clinical and Regulatory Feasibility:

- *Can we take it through clinical trials?*

Manufacturability:

- *Can we manufacture it?*

Commercial

Market Attractiveness and Access:

- *Can we make money on it?*

Exclusivity:

- *Can we defend it?*

IPOs and private financings reflect strong market interest in programs comparable to Ocean's*

Ocean Biomedical Portfolio		Comparators With Programs in Similar Fields
Oncology - NSCLC and GBM Plus: ***additional bispecific mAbs with immune checkpoint inhibitors & extension to other cancers***	→	Kinnate Biopharma (focused on specific kinase gene mutations) Jan 2021 IPO – pre-clinical **10/04/22 Market Cap: $534M[1]**
Fibrosis – IPF and HPS Plus: ***extension to other fibrotic diseases*** such as scleroderma and NASH	→	Pliant Therapeutics (focused primarily on IPF) Jan 2020 IPO **10/04/22 Market Cap: $1.06B[1]**
Infectious disease - Malaria Plus: ***discovery platform*** for other infectious diseases	→	Vir Biotechnology (focused on COVID, HIV, HBV, Flu) Oct 2019 IPO **10/04/22 Market Cap: $2.85B[1]**

Ocean is the parent of 3 biotech companies (like these)

* Comparable companies or transactions, particularly for publicly traded businesses, are not necessarily dispositive of the valuation or prospects of Ocean Biomedical, Inc., which is a private enterprise. Other differentiating factors between such companies or transactions and Ocean Biomedical, Inc. may include stage of development of product candidates, narrowness or diversification or targeted indications, capitalization, management and business prospects.

[1] Market cap figures as reported by NASDAQ at the close of trading on 10/4/22

Ocean's valuation is extremely attractive vs. our peer group, particularly considering that Ocean is the parent company of 3 biotech companies



Valuations of peer group companies at closing on Tuesday 10/04/2022 (in millions)*
$1,150[1]
Ocean Oncology
$500[1]
Ocean Fibrosis
$420[1]
Ocean Infect. Dis.
$2,850
$1,060
$943
$832
$755
$535
$534
$436
$396
$382
$336
$325
$257
$228
$130
$128
$111
$90
$65
OCEAN BIOMEDICAL
VIR
PLIANT
Nuvalent
ARCELLX
DICE
Nuvation Bio
KINNATE
entrada
Immuneering
AN2
TANGO
TYRA
OMEGA
THESEUS
TENAYA
ICOSAVAX
Pardes Biosciences
PYXIS ONCOLOGY
[1] KPMG Reports
IPO Q219
IPO Q120
IPO Q321
IPO Q122
IPO Q321
SPAC Q320
IPO Q121
IPO Q421
IPO Q321
IPO Q122
SPAC Q320
IPO Q321
IPO Q321
IPO Q421
IPO Q321
IPO Q321
SPAC Q121
IPO Q321
IPO Q421

* Market cap as reported by NASDAQ (or NYSE in the case of Nuvation) at the close of trading on 10/4/22

M&A transactions in IPF and oncology highlight Ocean's potential for exceptional value creation

IPF

Transaction	Clinical Stage (at Transaction)	Valuation at Transaction	PTRS-Adjusted Implied Valuation[1]
Roche – Intermune, 2014*	Ph III	$8.3B[R]	$8.3B
Biogen – Stromedix, 2012	Ph II	$563M[R]	$3.3B
Samumed – United, 2018	Ph I	$350M[P]	$2.5B
Roche – Promedior, 2019	Ph II	$1.4B[R]	$8.2B

*Now in the market as Roche's Esbriet – $1B in 2021[4]. The only other approved IPF drug is Boehringer Ingelheim's Ofev - $2.6B in 2021[5]

There is still a need for effective IPF therapies given the side effect profiles of currently available products

Oncology (Kinase Inhibitors)

Transaction	Clinical Stage (at Transaction)	Valuation at Transaction	PTRS-Adjusted Implied Valuation[2]
Lilly – Loxo, 2019	Approved	$8.0B[R]	$8.0B
Celgene – Avila, 2012	Ph I	$925M[C]	$7.7B
Lilly – AurKa, 2018	Ph I	$575M[P]	$4.8B
Roche – Ignyta, 2017[3]	Ph II	$1.7B[R]	$8.5B

Oncology remains a hot-bed of M&A activity.

Five-year survival rates for lung cancer lag well behind other cancers, and the disease exacts a significant burden on society

There is still a dire need for effective NSCLC treatments

[1]Using KPMG IPF small molecule PTRS figures
[2]Using DiMasi average clinical phase transition figures
[3]Includes NSCLC target
[R] Reuters
[P] PR Newswire
[C] Celgene – ir.celgene.com

[4] Roche 2021 Annual Report
[5] Boehringer Ingelheim 2021 Annual Report

Ocean is positioned to deliver outsized returns for our shareholders

- Our valuation is extremely attractive compared to our peer group – especially considering that Ocean is the parent company of 3 biotech companies (oncology, fibrosis, infectious diseases).
- Ocean Biomedical does not have legacy preferred shareholders who often over-inflate valuations.
- Ocean's multi-asset platform strategy significantly improves our rate of success vs single-platform companies and provides a continuous stream of value inflection points.
- Our business model is an engine for continual growth through preferred access to best-of-breed biomedical innovations from universities and medical research centers.
- Ocean's optionality in selecting favorable commercialization pathways ensures maximum value-capture.

The success of similar ‘portfolio R&D’ approaches supports the potential of Ocean’s business model*

Comparable Example	Approach[1]	Ocean Business Model Differentiation
bridgebio	• Founded 2015 • Focused primarily on single-gene rare diseases • “Creates a bridge from remarkable advancements in genetic science to patients with unmet needs” • Decentralized subsidiary model, shared central resources	• More broadly diversified portfolio • Not just rare disease focused • More attractive terms for researcher partners • Leadership team with experience in industry, startups, venture capital, and tech transfer
cullinan ONCOLOGY	• Founded by MPM Capital 2016 • Oncology focus • "Develop a portfolio of highly promising ‘one-off’ assets” • Efficiency in shared services	
BRIDGE MEDICINES BLAVATNIK BIOMEDICAL ACCELERATOR AT HARVARD UNIVERSITY BLAVATNIK Fund for Innovation at Yale	• Purpose: develop select assets from partner institutions up to a certain stage (IND-enabling or IND submission) • Bridge Medicines: Memorial Sloan Kettering Cancer Center, The Rockefeller University, Weill Cornell Medicine • Blavatnik Biomedical Accelerator: Harvard • Blavatnik Fund for Innovation: Yale	• Appropriately scaled and structured to take assets beyond IND • More attractive terms for individual researchers • Partnerships not limited to particular institutions

* Comparable companies or transactions, particularly for publicly traded businesses, are not necessarily dispositive of the valuation or prospects of Ocean Biomedical, Inc., which is a private enterprise. Other differentiating factors between such companies or transactions and Ocean Biomedical, Inc. may include stage of development of product candidates, narrowness or diversification or targeted indications, capitalization, management and business prospects.

[1] Based on information published in each comparable entity’s website

Sustainable growth strategy is opportunistic with regards to indications, diseases, and therapeutic areas

Expanded

New programs from existing and new relationships with researchers / institutions

- Additional indications, diseases, and therapeutic areas
- Selective process with stringent criteria that allows identification of valuable assets / programs

Adjacent

Current programs allow for indication and therapeutic area expansion

- Additional lung cancer indications
- Other solid tumors

- Other fibrotic diseases beyond pulmonary

- Additional malaria Indications
- Other infectious diseases

Core

Innovative core programs address unmet medical needs and target valuable initial indications

Oncology Co.

- NSCLC mAb
- NSCLC bi-specific
- GBM bi-specific

Fibrosis Co.

- IPF sm. mol.
- HPS sm. mol.

Infect. Disease Co.

- Malaria vaccine
- Malaria mAb

Non-small cell lung cancer (NSCLC) and glioblastoma multiforme (GBM) have significant unmet needs



Non-small cell lung cancer (NSCLC)

Leading cause of cancer death and second most diagnosed cancer in the US

- Affects approximately 460,000 people in the U.S.
- Accounts for about 85% of new lung cancers
- Early Diagnosis is essential as 40-50% of patients are diagnosed with Stage IV disease
- NSCLC continues to rank among the cancers with the lowest 5-year survival rates

Current treatments not curative

- Primarily treated by surgical resection with curative intent, although chemotherapy has been used increasingly
- Targeted agents and the PD1s have revolutionized treatment, but most patients will still progress, needing new options



Glioblastoma multiforme (GBM)

Lethal type of brain tumor with a single-digit 5-year survival rate

- Affects approximately 28,000 people in the U.S.
- Median survival rate is ~15 months, and 5-year survival is just 8% for those aged 45-54 and 5% for those aged 55-64
- ~25% of GBM patients are not actively treated due to rapid disease progression

Very limited treatment options and no cure

- Treatment usually involves surgery, followed by chemotherapy and radiation
- Very limited treatment options for second-line therapy
- No curative therapies exist for the disease and there have been multiple pipeline failures

Anti-Chi3L1 humanized mAbs are inhibitors of primary and metastatic lung cancer and brain cancer in murine models

Chitinase 3-like-1 (Chi3L1)

Novel target & pathway discovery:

- Dysregulated and plays a critical role in the pathogenesis of primary and metastatic lung cancer.
- Plays a synergistic effect with checkpoint inhibitors such as PD1

Ocean's Innovation

Neutralizing antibodies against Chi3L1 have been developed that are:

- Highly avid
- Specific
- React with mouse, human and monkey Chi3L1 moieties
- Effectively expressed and humanized

Bi-specific antibodies have been developed that target Chi3L1 and PD1

These antibodies have shown promise in animal models as a **treatment of primary and metastatic lung cancer and brain cancer** – as mono-therapies, in combination with checkpoint inhibitors, or in bi-specific modality

Data and Results

Primary lung cancer KRASG12D /p53 mice

Control IgG Untreated	**Anti-Chi3L1** Treated



B16-F10 metastasis WT mouse lung

	Control	**Anti-Chi3L1**
2X105 B16 cells		
1X105 B16 cells		



Effects of monospecific and bispecific antibodies targeting Chi3L1 and/or PD1 on U87 GBM (Glioblastoma Multiforme) cell apoptosis


CHI3L1
ScFV-PD1

Schematic of bispecific antibody targeting Chi3L1 and PD-1


Apoptotic U87 cells (%)
100
80
60
40
20
0
**
**
**
Isotype
PD1
CHI3L1
CHI3L1+PD1
CHI3L1XPD1
**P<0.01
Bispecific Chi3L1+PD1 antibody shows multiplicative effect

Key takeaways about our humanized monoclonal antibody (mAb) therapeutic candidates in oncology

Scientifically Compelling

- **Novel target:** chi3l1 is a master regulator of many visceral tumors regardless of genetic mutations
- **First-in-class:** proprietary mono-specific and bispecific mAbs are first to target chi3l1
- **Efficacy proof of concept:** 85-95% reduction in primary and metastatic tumor burden in multiple animal models
- **Safety data:** no adverse effects in animal models (10mg/kg); chi3l1 knock-out model shows no phenotype; mAbs are generally well-tolerated in humans given their inherent target specificity
- **Chi3L1 is also an excellent biomarker:** serum levels predict severity and prognosis in multiple tumor types

Commercial potential

- **Seeks to address major unmet need** in initial indications for lung and brain cancers
- **Synergistic with other therapeutics:** multiplicative activity shown with immune checkpoint inhibitors in animal models

Opportunity for growth into adjacent cancer indications

- **Potential for expansion to other visceral cancers:** beyond lung and brain to breast, liver, colon and others



Fibrosis (IPF, HPS)

Fibrosis affects most organs and tissues and is a leading cause of morbidity and mortality

Fibrosis

Lung
- Asthma
- IPF
- COPD
- ARDS
- Pulmonary arterial HTN
- Hermansky-Pudlak Syndrome

Liver
- NASH
- Idiopathic portal HTN
- Alcoholic Liver Disease
- Congenital hepatic fibrosis
- HCV/HBV
- Autoimmune hepatitis
- Primary sclerosing cholangitis
- Primary biliary cirrhosis

Eyes
- Dry eye
- Diabetic retinopathy
- Diabetic macular edema
- Glaucoma AMD

Heart
- Congestive heart failure
- Atherosclerosis
- Endomyocardial fibrosis
- Myocardial infarction

Kidney
- FSGS
- igA nephropathy
- Diabetic nephropathy
- Lupus nephritis
- Transplant nephropathy

Skin
- Scleroderma
- Keloids
- Hypertrophic scars
- Eosinophilic fasciitis
- Dermatomyositis

Idiopathic pulmonary fibrosis (IPF) & Hermanksy-Pudlak Syndrome (HPS) have significant unmet needs



Idiopathic pulmonary fibrosis (IPF)

Progressive disease that results in irreversible loss of lung function with high morbidity and mortality rates

- IPF prevalence in the US has been reported to range from 10 to 60 cases per 100,000, while in Europe it ranges from 1.3 to 32.5 cases per 100,000
- Prevalence is much higher in patients >50 and is also higher in males

No disease modifying agents; standard-of-care only slows decline in lung function

- No disease modifying agents available
- Standard-of-care (SoC) therapeutics have significant side-effects, and a high proportion of patients chose not to take the drug therapy



Hermanksy-Pudlak Syndrome (HPS)

Rare, genetic, disease with highest prevalence occurring in Puerto Rico (1 case per 1,800)

- HPS related pulmonary fibrosis occurs early in life (30's-40's) and has a 10-12 year mean survival rate
- Symptoms are severe including highly penetrable pulmonary fibrosis, oculocutaneous albinism (OCA), bleeding due to platelet dysfunction and colitis in some groups of young adults.

No approved therapeutics for HPS related pulmonary fibrosis

- Patients often resort to off-label use of IPF SoC, which has poor side-effects
- Few HPS interventional clinical trials

OCF-203 inhibits Chitinase 1 (Chit1) and demonstrates anti-fibrotic properties in murine models

Chitinase 1 (Chit1)

Novel target & pathway discovery:

Key regulator of tissue damage and remodeling.

- Critical biomarker and therapeutic target in SSc-ILD (Scleroderma-associated interstitial lung disease)
- Plays role in bleomycin- and IL-13 induced pulmonary fibrosis
- Expressed in an exaggerated manner in IPF where it correlates inversely with Smad 7
- Augments TGF-β1-stimulated receptor expression and canonical Smad 2/3 signaling. The TGF-β1 stimulating effects of Chit 1 are mediated by its ability to decrease the expression of Smad 7 which inhibits canonical TGF-β1 signaling and tissue responses

Ocean's Innovation

OCF-203 (Small Molecule X, or SMX) was identified via high throughput screening as a promising Chit 1 inhibitor with potent anti-fibrotic effects in murine models.

- Is a water-soluble antibiotic – but with poor antibiotic performance

OCF-203 has been evaluated in multiple models of pulmonary fibrosis with **impressive reductions in fibrosis** including the Hermansky-Pudlak 'pale ear' mouse model

Data and Results



WT w/o Small Molecule X
WT w/ Small Molecule X
TG w/o Small Molecule X
TG w/ Small Molecule X

Multiple Models of Fibrosis



Collagen (μg/Rt Upper lobe)
1000
800
600
400
200
0
** **
Bleo - + +
SMX - - +

Lung collagen assay by Sircol



Fibronectin /RPL13A
0.005
0.004
0.003
0.002
0.001
0
* *
Col1A1 /RPL13A
0.015
0.01
0.005
0
* **
Col3A1 /RPL13A
0.005
0.004
0.003
0.002
0.001
0
* *
Bleo - + +
SMX - - +

RT-PCR assay of selected extracellular matrix genes on lung lysate

*p<0.05, **p<0.001 by ANOVA evaluation.
Bleo=bleomycin; SMX=small molecule X

Key takeaways about our small molecule therapeutic candidate in fibrosis

Scientifically Compelling

- **Novel target:** chit1 is key regulator of tissue damage and remodeling
- **Potential for disease-modifying activity:** 85-90% reduction in collagen accumulation in 4 pulmonary fibrosis animal models
- **Well-tolerated** based on previous clinical Ph 1 studies and EPA data

Strong commercial potential

- **Seeks to address a major unmet need:** current IPF drugs are not disease modifying and have severe side effects
- **Potential for accelerated development and market access** for HPS through the Orphan Drug Designation regulatory pathway

Opportunity for growth into adjacent fibrotic diseases

- **Potential expansion beyond IPF and HPS:** for example to scleroderma, alcoholic liver disease and NASH



Infectious Diseases (Malaria)

Malaria is a deadly disease with significant unmet therapeutic needs

~3 billion
At risk of infection annually worldwide

200-300 million
Infected annually worldwide

500,000+
Children under age 5 killed annually


Malaria Kills

The Need:

Massive unmet public health need with **no effective prophylactic vaccine**

Despite the recent hype and a $1B grant from Gates, **Mosquirix has serious side effects and shows limited effectiveness**

SoC therapeutics have **potential risk from drug resistant strains** of malaria, posing future risk to global health and the therapeutics treatment landscape

Large traveler and military populations in endemic regions at risk of malaria - continued compliance issues with current prophylactics

The discovery of PfSEA-1 and PfGARP enables a promising new strategy for combating malaria which kills 500,000 children per year

Malaria - Life-threatening disease


Plasmodium falciparum life cycle
b Sporozoites
a Infection
Liver
Merozoites
c Asexual cycle
d Transmission to mosquito
Gametocytes

Caused by parasites and transmitted through the bites of infected female Anopheles mosquitoes

Five parasite species cause malaria in humans, the deadliest of which is Plasmodium falciparum (P. falciparum)

Malaria caused by **Plasmodium falciparum remains the leading single-agent killer of children**

GSK's Mosquirix has limited efficacy and significant safety concerns (it targets the sporozoites phase). Despite $1B from the Gates Foundation and a recommendation by the WHO, it is reputedly not more effective than mosquito netting


Birth cohort study
Biopanning


Resistant
Susceptible

Proprietary drug discovery platform for infectious diseases has yielded promising vaccine and therapeutic candidates for malaria

Activating PfGARP Triggers "Killer Switch"

PfGARP is a protein expressed on the surface of erythrocytes (red blood cells) infected by early-to-late-trophozoite-stage malaria parasites

Anti-PfGARP antibodies **bind to the protein and activate programmed cell death**

Vaccinating individuals with PfGARP (to generate anti-PfGARP antibodies) or directly infusing anti-PfGARP monoclonal antibodies, **would protect them against severe malaria**

PfGARP vaccines **could synergize with other vaccines** that target different phases of the parasite life cycle



d
Infected red blood cell
Parasite nucleus
PfGARP on surface of red blood cell

Mouse antibodies to PfGARP kill three different strains of *P. falciparum* by 94–99%.



No Serum
Pre-Immune
Anti-PfGARP
Ring stage infected RBCs (%)
P < 0.001
P < 0.001
P < 0.001
0
2
4
6
8
3D7
Dd2
D10
Parasite Strain

Monoclonal anti-PfGARP kills *P. falciparum*



Ring stage infected RBCs (%)
P < 0.001
0
2
4
6
8
No IgG
Normal Mouse IgG
mAb 7857
mAb 7899

Recombinant protein immunization of non-human primates with PfGARP



Control (n=5)
PfGARP (n=4)
Parasitemia (%)
0
2
4
6
8
10
12
14
3
4
5
6
7
8
9
10
11
12
13
Days Post Infection

mRNA based immunization of non-human primates with PfGARP



Control (n=4)
PfGARP (n=5)
Parasitemia (%)
4x P
1x P
1x H
1x P
2x H
0
2
4
6
8
10
3
5
7
9
11
13
15
17
Days Post Infection

OCEAN BIOMEDICAL

Key takeaways about our vaccine and therapeutic candidates for malaria – and about our infectious disease target discovery platform

Scientifically Compelling

- **Novel targets:** PfGARP and PfSEA-1 are critical for parasite survival
- **Proof of Concept:** 100% killing of malaria parasites in in-vitro assays; >90% killing of malaria parasites in mRNA-based immunization of non-human primates
- **Potentially well-tolerated:** targets have no homology to any human proteins; mRNA vaccine delivery platform is same one used by Pfizer/BioNTech for COVID-19 vaccines

Strong commercial potential

- **Seeks to address major unmet need:** parasites have developed resistance against standard of care drugs; other therapies leave unmet need
- **Seeks to address underserved markets** in public, private and traveler segments

Opportunity for growth into other infectious diseases

- **Our drug target discovery platform** has potential to discover targets against other infectious diseases such as tuberculosis or the next pandemic virus

Executive Summary

Accessing innovations, developing them into high-value, clinical assets, and unleashing their value

Sourcing best-of-breed academic innovations to develop first-in-class biopharma products

- **Advantaged access to university & medical center inventions –** maximizing their economic upside & involvement
- **'Drinking from a fire hose' opportunity pipeline –** continuously fuels Ocean's portfolio growth and diversification
- **Bridging the bench-to-bedside gap *AT SCALE* –** through Ocean's efficient operations and financial strength

Near-term outsized value creation potential from initial mAb, small molecule, and vaccine candidates

- **Addressing multiple, multi-billion $$ unmet needs -** in cancer, fibrosis, and infectious disease
- **Based on new, master-switch biological targets & first-in-class candidates –** discovered by our founders
- **De-risked and validated through $123.9M in non-dilutive grant funding -** past and on-going
- **Clear paths to value inflection points –** high-potential candidates nearing IND submission
- **Market cap is poised to grow –** based on strength of Ocean's portfolio and business vs recent comparable IPOs

Disciplined asset-centric operation ensures optionality to maximize value creation and capture

- **Objective, stage-gated portfolio management –** ensures Ocean's focus is on assets with the highest potential
- **Many shots on goal –** through a variety of product candidates for core & adjacent therapeutic indications
- **Multiple value-capture mechanisms –** spinoffs, partnerships with pharma, in-house market launch
- **Expansive growth pathways –** continual access to more assets from existing and new academic partners

Thank you

